SECURITIES AND EXCHANGE COMMISSION

                              Washington D. C.  20549



                                      FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report
         (Date of earliest event reported):      April 29, 1994




                                Hecla Mining Company

               (Exact name of registrant as specified in its charter)



                                      Delaware

                   (State or other jurisdiction of incorporation)



                  1-8491                           82-0126240

         (Commission File Number)        (IRS Employer Identification No.)



         6500 Mineral Drive
         Coeur d'Alene, Idaho                              83814-8788

         (Address of principal executive offices)          (Zip Code)



                                   (208) 769-4100

                          (Registrant's Telephone Number)







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         Item 5.   Other Events.

                   On April 29, 1994, the Registrant issued a press release

         in the form attached hereto as Exhibit 1, incorporated herein by this reference.  Reference is made to the press release attached hereto as Exhibit 1 for the full text of the announcement.



         Item 7.   Financial Statements and Exhibits.

                   (c)  Exhibits

                   1.   Press release dated April 29, 1994.




































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                                     SIGNATURE


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated:  April 29, 1994.

                                       HECLA MINING COMPANY



                                       By:  /s/ Michael B. White
                                          Michael B. White
                                          Vice President - General Counsel
                                            & Secretary



































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